Exhibit 10.4

EXECUTION VERSION

Tower Insurance Company of New York

120 Broadway

31st Floor

New York NY 10271

United States

CastlePoint Insurance Company

120 Broadway

31st Floor

New York NY 10271

United States

CastlePoint National Insurance Company

222 South Riverside Plaza

Suite 1600

Chicago

Illinois 60606

United States

Hermitage Insurance Company

120 Broadway

31st Floor

New York NY 10271

United States

21 November 2012

Dear Sirs

AMENDMENT LETTER

We refer to a facility agreement dated 11 November 2011 and amended on 12 March 2012 and 16 July 2012 in relation to a US$125,000,000 letter of credit facility made between Barclays Bank PLC (the “Issuing Bank”) and Tower Insurance Company of New York, CastlePoint Insurance Company, CastlePoint National Insurance Company and Hermitage Insurance Company (each a “Borrower” and together the “Borrowers”) (the “Facility Agreement” which expression shall include the Facility Agreement as from time to time amended, varied, supplemented, novated or replaced).

We are writing to you to set out the amendments which we, the Issuing Bank, and you, the Borrowers, have agreed to make to the Facility Agreement.

1.	INTERPRETATION

Unless otherwise defined in this letter, capitalised terms defined in the Facility Agreement shall have the same meaning when used in this letter. In addition, the principles of construction set out in clause 1.2 of the Facility Agreement shall have effect as if set out in this letter.

2.	AMENDMENTS

2.1	The terms of the Facility Agreement shall be amended as follows:-

2.1.1	the definition of Borrower A Collateral Control Agreement in clause 1.1 (Definitions) of the Facility Agreement shall be deleted and replaced in its entirety with the following new definition:-

““Borrower A Collateral Control Agreement” means the agreement dated on or about the date of this Agreement between the Custodian, Borrower A and the Issuing Bank relating to the Borrower A Custodian Accounts, as amended or restated from time to time”

2.1.2	the definition of Borrower A Collateral Security Agreement in clause 1.1 (Definitions) of the Facility Agreement shall be deleted and replaced in its entirety with the following new definition:-

““Borrower A Collateral Security Agreement” means the agreement dated on or about the date of this Agreement under which the Security is created (or expressed to be created) by Borrower A over the Borrower A Custodian Accounts and the Borrower A Custody Agreement, as amended or restated from time to time”

2.1.3	the definition of Borrower A Custodian Account in clause 1.1 (Definitions) of the Facility Agreement shall be deleted and replaced in its entirety with the following new definition:-

““Borrower A Custodian Accounts” means the accounts with account numbers 26-42579 and 26-92042 held in the name of Borrower A with the Custodian under the Borrower A Custody Agreement”

2.1.4	the definition of Borrower A Custody Agreement in clause 1.1 (Definitions) of the Facility Agreement shall be deleted and replaced in its entirety with the following new definition:-

““Borrower A Custody Agreement” means the agreement between Borrower A and the Custodian dated 25 October 2011 under which the Custodian agrees to hold certain assets as custodian on behalf of Borrower A and to establish the Borrower A Custodian Accounts, as amended or restated from time to time”

2.1.5	the definition of Borrower B Collateral Control Agreement in clause 1.1 (Definitions) of the Facility Agreement shall be deleted and replaced in its entirety with the following new definition:-

““Borrower B Collateral Control Agreement” means the agreement dated on or about the date of this Agreement between the Custodian, Borrower B and the Issuing Bank relating to the Borrower B Custodian Accounts, as amended or restated from time to time”

2.1.6	the definition of Borrower B Collateral Security Agreement in clause 1.1 (Definitions) of the Facility Agreement shall be deleted and replaced in its entirety with the following new definition:-

““Borrower B Collateral Security Agreement” means the agreement dated on or about the date of this Agreement under which the Security is created (or expressed to be created) by Borrower B over the Borrower B Custodian Accounts and the Borrower B Custody Agreement, as amended or restated from time to time”

2.1.7	the definition of Borrower B Custodian Account in clause 1.1 (Definitions) of the Facility Agreement shall be deleted and replaced in its entirety with the following new definition:-

““Borrower B Custodian Accounts” means the accounts with account numbers 26-42577 and 26-92045 held in the name of Borrower B with the Custodian under the Borrower B Custody Agreement”

2.1.8	the definition of Borrower B Custody Agreement in clause 1.1 (Definitions) of the Facility Agreement shall be deleted and replaced in its entirety with the following new definition:-

““Borrower B Custody Agreement” means the agreement between Borrower B and the Custodian dated 25 October 2011 under which the Custodian agrees to hold certain assets as custodian on behalf of Borrower B and to establish the Borrower B Custodian Accounts, as amended or restated from time to time”

2.1.9	the definition of Borrower C Collateral Control Agreement in clause 1.1 (Definitions) of the Facility Agreement shall be deleted and replaced in its entirety with the following new definition:-

““Borrower C Collateral Control Agreement” means the agreement dated on or about the date of this Agreement between the Custodian, Borrower C and the Issuing Bank relating to the Borrower C Custodian Accounts, as amended or restated from time to time”

2.1.10	the definition of Borrower C Collateral Security Agreement in clause 1.1 (Definitions) of the Facility Agreement shall be deleted and replaced in its entirety with the following new definition:-

““Borrower C Collateral Security Agreement” means the agreement dated on or about the date of this Agreement under which the Security is created (or expressed to be created) by Borrower C over the Borrower C Custodian Accounts and the Borrower C Custody Agreement, as amended or restated from time to time”

2.1.11	the definition of Borrower C Custodian Account in clause 1.1 (Definitions) of the Facility Agreement shall be deleted and replaced in its entirety with the following new definition:-

““Borrower C Custodian Accounts” means the accounts with account numbers 26-42580 and 26-92043 held in the name of Borrower C with the Custodian under the Borrower C Custody Agreement”

2.1.12	the definition of Borrower C Custody Agreement in clause 1.1 (Definitions) of the Facility Agreement shall be deleted and replaced in its entirety with the following new definition:-

““Borrower C Custody Agreement” means the agreement between Borrower C and the Custodian dated 25 October 2011 under which the Custodian agrees to hold certain assets as custodian on behalf of Borrower C and to establish the Borrower C Custodian Accounts, as amended or restated from time to time”

2.1.13	the definition of Borrower D Collateral Control Agreement in clause 1.1 (Definitions) of the Facility Agreement shall be deleted and replaced in its entirety with the following new definition:-

““Borrower D Collateral Control Agreement” means the agreement dated on or about the date of this Agreement between the Custodian, Borrower D and the Issuing Bank relating to the Borrower D Custodian Accounts, as amended or restated from time to time”

2.1.14	the definition of Borrower D Collateral Security Agreement in clause 1.1 (Definitions) of the Facility Agreement shall be deleted and replaced in its entirety with the following new definition:-

““Borrower D Collateral Security Agreement” means the agreement dated on or about the date of this Agreement under which the Security is created (or expressed to be created) by Borrower D over the Borrower D Custodian Accounts and the Borrower D Custody Agreement, as amended or restated from time to time”

2.1.15	the definition of Borrower D Custodian Account in clause 1.1 (Definitions) of the Facility Agreement shall be deleted and replaced in its entirety with the following new definition:-

““Borrower D Custodian Accounts” means the accounts with account numbers 26-42600 and 26-92044 held in the name of Borrower D with the Custodian under the Borrower D Custody Agreement”

2.1.16	the definition of Borrower D Custody Agreement in clause 1.1 (Definitions) of the Facility Agreement shall be deleted and replaced in its entirety with the following new definition:-

““Borrower D Custody Agreement” means the agreement between Borrower D and the Custodian dated 25 October 2011 under which the Custodian agrees to hold certain assets as custodian on behalf of Borrower D and to establish the Borrower D Custodian Accounts, as amended or restated from time to time”

2.1.17	Clause 1.1 (Definitions) of the Facility Agreement shall be amended by the insertion in alphabetical order of the following new definitions:-

““Cash Cover” means US$35,000,000 deposited by Borrower A in an interest-bearing account in the name of Borrower A, subject to the following conditions being met:-

(a)	the account is with the Issuing Bank;

(b)	until no amount is or may be outstanding under any Letter of Credit, withdrawals from the account may only be made to pay the Issuing Bank amounts due and payable to it under this Agreement in respect of any Letter of Credit; and

(c)	Borrower A has executed a Charge over Account Balances in respect of that account”

““Charge over Account Balances” means the charge over account balances to be entered into on the date specified by the Issuing Bank by Borrower A and the Issuing Bank in respect of a bank account held with the Issuing Bank, in form and substance satisfactory to the Issuing Bank, creating a first ranking security interest over that account.”

““Collateral Security Documents” means the Collateral Security Agreements, the Collateral Control Agreements and the Custody Agreements.”

2.1.18	the definition of Collateral in clause 1.1 (Definitions) of the Facility Agreement shall be amended by the insertion of the word “Collateral” before the words “Security Documents”.”

2.1.19	the definition of Collateral Assets in clause 1.1 (Definitions) of the Facility Agreement shall be deleted and replaced in its entirety with the following new definition:-

““Collateral Assets” means the Eligible Collateral held in the Borrower A Custodian Accounts, the Borrower B Custodian Accounts, the Borrower C Custodian Accounts and the Borrower D Custodian Accounts”

2.1.20	the definition of Commitment in clause 1.1 (Definitions) of the Facility Agreement shall be deleted and replaced in its entirety with the following new definition:-

““Commitment” means US$260,000,000 to the extent not cancelled, reduced or transferred under this Agreement.”

2.1.21	the definition of Custodian Accounts in clause 1.1 (Definitions) of the Facility Agreement shall be deleted and replaced in its entirety with the following new definition:-

“Custodian Accounts” means each of the Borrower A Custodian Accounts, the Borrower B Custodian Accounts, the Borrower C Custodian Accounts and the Borrower D Custodian Accounts.

2.1.22	the definition of Eligible Collateral in clause 1.1 (Definitions) of the Facility Agreement shall be amended by the insertion of the word “Collateral” after the words “subject to perfected first priority Security in favour of the Issuing Bank under the”.”

2.1.23	the definition of New LOC Facility Agreement in clause 1.1 (Definitions) of the Facility Agreement shall be deleted and replaced in its entirety with the following new definition:-

““New LOC Facility Agreement” means the US$25,000,000 letter of credit facility agreement between Tower Group, Inc. as guarantor, CastlePoint Reinsurance Company, Ltd., as borrower and the Issuing Bank, dated 16 July 2012, as amended or restated from time to time”

2.1.24	the definition of Process Agent Letter in clause 1.1 (Definitions) of the Facility Agreement shall be deleted and replaced in its entirety with the following new definition:-

““Process Agent Letter” means the letter dated on or around the date of this Agreement between Borrower A, Borrower B, Borrower C, Borrower D and Law Debenture Corporate Services Limited appointing Law Debenture Corporate Services Limited as its agent for service of process pursuant to this Agreement and pursuant to the Security Documents, and any other letter between any Borrower and Law Debenture Corporate Services Limited in respect of any other documents”

2.1.25	the definition of Security Documents in clause 1.1 (Definitions) of the Facility Agreement shall be amended by the insertion of the words “and the Charge Over Account Balances” before the words “and any other document”.

2.1.26	the definition of Termination Date in clause 1.1 (Definitions) of the Facility Agreement shall be deleted and replaced in its entirety with the following new definition:-

““Termination Date” means 31 December 2016”

2.1.27	clause 4.3(c) (Currency and amount) of the Facility Agreement shall be deleted and replaced in its entirety with the following new sub-clause (c):-

“The aggregate amount of Utilisations outstanding under this Agreement and Utilisations (as that term is defined in the New LOC Facility Agreement) outstanding under the New LOC Facility Agreement must not exceed US$260,000,000 at any time.”

2.1.28	clauses 14.6(a) and 14.6(b) (General Undertakings) of the Facility Agreement shall be deleted and replaced in their entirety with the following new sub-clauses (a) and (b):-

“(a)	The choice of English law as the governing law of this Agreement, the Process Agent Letter and the Charge over Account Balances will be recognised and enforced in its jurisdiction of incorporation.”

“(b)	Any judgment obtained in England in relation to this Agreement, the Process Agent Letter and the Charge over Account Balances will be recognised and enforced in its jurisdiction of incorporation.”

2.1.29	clause 14.16(a) (General Undertakings) of the Facility Agreement shall be deleted and replaced in its entirety with the following new sub-clause (a):-

“It is and will at all times be the sole and absolute legal and beneficial owner of its Custodian Accounts free from all Security except for the Security under the Collateral Security Documents and subject to the terms of its Custody Agreement.”

2.1.30	clause 14.16(c) (General Undertakings) of the Facility Agreement shall be amended by the insertion of the word “Collateral” before the words “Security Documents”.”

2.1.31	clause 14.16 (General Undertakings) of the Facility Agreement shall be amended by the insertion of the following new sub-clause (d):-

“(d) The Charge over Account Balances creates in favour of the Issuing Bank the Security which it is expressed to create and will create first priority security interests in the Cash Cover and Borrower A has and will at all times ensure that it has a minimum amount of $35,000,000 credited to the account the subject of the Charge over Account Balances.”

2.1.32	clause 17.5 (Collateral) of the Facility Agreement shall be deleted and replaced in its entirety with the following new clause 17.5:-

“Each Borrower shall be entitled to withdraw Eligible Collateral from its Custodian Accounts in accordance with the terms of the Collateral Control Agreements.”

2.1.33	clause 17 (Collateral) of the Facility Agreement shall be amended by the insertion of the following new clause 17.6:-

“17.6	The Borrowers shall on such date as the Issuing Bank shall have specified ensure that the liabilities of the Issuing Bank in an amount of $35,000,000 under or in respect of any Letter of Credit are secured by the provision by Borrower A of Cash Cover and the Charge over Account Balances.”

(paragraphs 2.1.1 to 2.1.33 collectively, the “Amendments”).

3.	EFFECTIVE DATE

The Amendments set out in paragraph 2 above shall take effect on the date (the “Effective Date”) that the Issuing Bank has received all the documents and other evidence listed in the Schedule (Conditions Precedent) hereto in form and substance satisfactory to it.

4.	LONG STOP DATE

If the Effective Date has not occurred on or before the date falling 10 Business Days after the date of this letter, then the provisions of this letter shall cease to have effect.

5.	REPEATING REPRESENTATIONS

Each Borrower, severally and not jointly, represents and warrants to the Issuing Bank that, as at the date of this letter and as at the Effective Date, each of the Repeating Representations are true by reference to the facts and circumstances existing at each such date and as if each reference to “this Agreement” or “the Finance Documents” includes a reference to this letter.

6.	FURTHER ASSURANCE

Each Borrower shall, at its own expense, promptly do all acts and things necessary and sign or execute any further documents which the Issuing Bank may require to give effect to this Agreement.

7.	CONFIRMATION

Without prejudice to the rights of the Issuing Bank which have arisen on or before the Effective Date:-

7.1	each Borrower confirms that on and after the Effective Date:-

7.1.1	the Facility Agreement as amended by this Agreement, and the other Finance Documents, will remain in full force and effect; and

7.1.2	the Security Documents to which it is a party will continue to secure all liabilities which are expressed to be secured by them.

8.	COSTS AND EXPENSES

8.1	Arrangement fee

The Borrowers shall pay to the Issuing Bank on the Effective Date a fee of US$50,000.

8.2	Expenses

8.2.1	The Borrowers shall within five Business Days of demand pay to the Issuing Bank the amount of all documented costs and expenses (including, but not limited to, legal fees) together with any VAT thereon, reasonably incurred by the Issuing Bank in connection with the negotiation, preparation, printing and execution of this letter and any other documents referred to in this letter.

8.2.2	The Borrowers shall, from time to time within five Business Days of demand from the Issuing Bank, reimburse the Issuing Bank on a full indemnity basis for all costs and expenses (including, but not limited to, legal fees) together with any VAT thereon incurred by the Issuing Bank in or in connection with the preservation and/or enforcement of any of the rights of the Issuing Bank under this letter and any other document referred to in this letter including any Finance Document.

8.3	Stamp duty

The Borrowers shall pay or procure the payment of when due and, within five Business Days of demand, indemnify the Issuing Bank against any cost, loss or liability that the Issuing Bank incurs in relation to all stamp duty, registration and other similar Taxes payable in respect of this letter and any other document referred to in this letter including any Finance Document.

9.	MISCELLANEOUS

9.1	Subject to the terms of this letter and as amended by this letter the Facility Agreement shall remain in full force and effect upon the terms and conditions stated therein.

9.2	After the Effective Date, this letter should be read and construed as one with the Facility Agreement so that all references in the Facility Agreement to “this Agreement”, “hereunder”, “herein” and similar expressions shall be references to the Facility Agreement as amended or varied by this letter.

9.3	The provisions of clauses 26 (Partial Invalidity), 27 (Remedies and Waivers), 28 (Amendments and waivers), 30 (Counterparts) and 32 (Jurisdiction) of the Facility Agreement shall be incorporated into this letter as if set out in full in this letter and as if references in those clauses to “this Agreement” are references to this letter.

9.4	This letter shall be designated a Finance Document as defined in clause 1.1 of the Facility Agreement.

9.5	The principles of construction set out in the Facility Agreement shall have effect as if set out in this letter.

10.	CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

A person who is not a party to this letter shall have no rights under the Contracts (Rights of Third Parties) Act 1999 to enforce any terms of this letter.

11.	LAW

This letter, and any non-contractual obligations arising out of it, will be governed by and construed according to English law.

12.	COUNTERPARTS

This letter may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

Please indicate your acceptance of the terms of this letter by executing and returning the enclosed copy.

Yours faithfully

THE ISSUING BANK

Authorised Signatory
For and on behalf of
BARCLAYS BANK PLC

THE BORROWERS

For and on behalf of
TOWER INSURANCE COMPANY OF NEW YORK

By:
Name:
Title:

By:
Name:
Title:

9

11.	LAW

This letter, and any non-contractual obligations arising out of it, will be governed by and construed according to English law.

12.	COUNTERPARTS

This letter may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

Please indicate your acceptance of the terms of this letter by executing and returning the enclosed copy.

Yours faithfully

THE ISSUING BANK

Authorised Signatory
For and on behalf of
BARCLAYS BANK PLC

THE BORROWERS

For and on behalf of
TOWER INSURANCE COMPANY OF NEW YORK

By:
Name:	Steven A. Ciardiello
Title:	MVP - FINANCE

By:
Name:	Vito A. Nigro
Title:	MVP - FINANCE

For and on behalf of
CASTLEPOINT INSURANCE COMPANY

By:
Name:	Steven A. Ciardiello
Title:	MVP - FINANCE

By:
Name:	Vito A. Nigro
Title:	MVP - FINANCE

For and on behalf of
CASTLEPOINT NATIONAL INSURANCE COMPANY

By:
Name:	Steven A. Ciardiello
Title:	MVP - FINANCE

By:
Name:	Vito A. Nigro
Title:	MVP - FINANCE

For and on behalf of
HERMITAGE INSURANCE COMPANY

By:
Name:	Steven A. Ciardiello
Title:	MVP - FINANCE

By:
Name:	Vito A. Nigro
Title:	MVP - FINANCE

SCHEDULE

CONDITIONS PRECEDENT

1.	The Borrowers

1.1	Certificates of good standing (or equivalent), together with a copy of the constitutional documents of each Borrower or a certificate of an authorised signatory of each relevant entity certifying that the constitutional documents previously delivered to the Issuing Bank for the purposes of the Facility Agreement have not been amended and remain in full force and effect.

1.2	A copy of a resolution of the board of directors of each Borrower:-

1.2.1	approving the terms of, and the transactions contemplated by, this letter and resolving that it execute this letter;

1.2.2	authorising a specified person or persons to execute the letter on its behalf; and

1.2.3	authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices to be signed and/or despatched by it under or in connection with this letter and/or the Facility Agreement.

1.3	A specimen of the signature of each person that signs this letter on behalf of each Borrower or that it intends to have sign documents or notices in connection with this letter.

1.4	A certificate of each Borrower (signed by a director, secretary or authorised officer) confirming that utilising the Commitment in accordance with the Facility Agreement (as amended by this letter) would not cause any borrowing, guaranteeing or other limit binding on it to be exceeded.

1.5	A certificate of an authorised signatory of each Borrower certifying that each copy document relating to it specified in this Schedule is correct, complete and in full force and effect as at the date of this letter.

2.	Documents

2.1	A copy of this letter countersigned by the Borrowers.

2.2	A copy of the amendment letter to the New LOC Facility Agreement countersigned by all parties thereto.

2.3	A copy of the charge over account balances countersigned by Borrower A.

2.4	A copy of the first amendment to each Collateral Control Agreement countersigned by each Borrower.

2.5	A copy of the first amendment to each Collateral Security Agreement countersigned by each Borrower.

3.	Legal opinions

3.1	A legal opinion of Pinsent Masons LLP, legal advisers to the Issuing Bank in England, substantially in the form distributed to the Issuing Bank prior to signing this letter.

3.2	A legal opinion of the legal advisers to the Borrowers as to the law of the State of New York and US federal law, substantially in the form distributed to the Issuing Bank prior to signing this letter.

3.3	A legal opinion of the legal advisers to the Borrowers as to the law of the State of Illinois and US federal law, substantially in the form distributed to the Issuing Bank prior to signing this letter.

3.4	A legal opinion of the general counsel of the Borrowers as to the law of the State of New York and US federal law, substantially in the form distributed to the Issuing Bank prior to signing this letter.

4.	Other documents and evidence

4.1	Evidence that any costs and expenses then due from the Borrowers pursuant to paragraph 8 (Costs and Expenses) have been paid or will be paid on the date of this letter.

4.2	Evidence that the amount of $35,000,000 has been credited to an account specified by the Issuing Bank by or on behalf of Borrower A.

4.3	A copy of a Process Agent Letter for each Borrower in respect of the Finance Documents, including the charge over account balances.